$500,000.00

                           BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                                   10.0% NOTE

     Section 1.     General.

          FOR VALUE RECEIVED, BAYWOOD INTERNATIONAL, INC., a Nevada corporation ("BAYWOOD INTERNATIONAL"), and BAYWOOD ACQUISITION, INC., a Nevada corporation and a wholly owned subsidiary of Baywood International ("BAYWOOD ACQUISITION" and, together with Baywood International, the "COMPANY"), jointly and severally, hereby promises to pay to the order of O. Lee Tawes, III, or his successors or assigns (the "INVESTOR"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS AND ZERO CENTS ($500,000.00)), together with interest thereon at a rate equal to ten percent (10%) per annum (a) computed on the basis of the actual number of days elapsed and a year of 360 days comprised of twelve 30 day months and (b) payable monthly in arrears by the Company to the Investor with the first payment of any accrued interest due and payable on April 30, 2007 and each subsequent interest payment due and payable on the last day of each calendar month commencing with May 2007.

          Except as earlier redeemed in accordance with Section 2(a), (i) $83,333.34 of the principal amount, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on February 28, 2008 (the "FIRST STATED MATURITY DATE") and (ii) any remaining unpaid principal amount, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on demand by Investor at any time after February 28, 2009 (the "SECOND STATED MATURITY DATE"; each of the First Stated Maturity Date and the Second Stated Maturity Date is referred to hereunder as a "MATURITY DATE"), provided that the entire unpaid principal amount, together with any unpaid and accrued interest and other amounts payable hereunder, shall be due and payable (1) upon the occurrence of a Designated Event (defined below) and (2) at any time as a result of, and following, an Event of Default in accordance with Section 3.

          All payments required to be made hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest shall accrue on the unpaid balance of the principal amount of this Note and any due and unpaid interest from and including the date hereof to, but excluding, the date on which the principal amount of, as well as any accrued and unpaid interest and other amounts under, this Note are paid in full.

          Concurrent with the issuance of this Note, Baywood International is issuing to the Investor five-year warrants to purchase shares of its common stock, $0.001 par value per share (the "COMMON STOCK").

     Section  2.     Redemption  and  Repayment  upon  Designated  Event.

          (a)     Optional  Redemption  by  the  Company.

               (i)     The  Company  may,  upon  the  closing  of  a  Qualified
     Financing (defined below), redeem this Note, in whole or in part, without premium or penalty, by paying to the Investor, upon five (5) business days' prior written notice to the Investor of its intent to redeem, of the date of such closing, an amount equal to one hundred percent (100%) of the principal amount of the portion of this Note being so redeemed, plus any accrued and unpaid interest on this Note and any other amounts due and payable hereunder. For purposes of this Note, "QUALIFIED FINANCING" shall mean the issuance of equity securities and/or securities convertible or exercisable into equity securities (other than in Baywood International's private placement of Units pursuant to the Amended and Restated Confidential Private Placement Memorandum dated March 12, 2007 and the concurrent Note Financing and Bank Financing defined and described therein) in which gross proceeds to Baywood International and its affiliates are equal to or greater than $4,000,000.

               (ii) At any time after March 1, 2008, the Company may redeem this Note, in whole or in part, without premium or penalty, upon giving to the Investor at least two (2) business days prior written notice of intent to redeem, by paying to the Investor an amount equal to one hundred percent (100%) of the principal amount of the portion of this Note being so redeemed, plus any accrued and unpaid interest on this Note and any other amounts due and payable hereunder.

          Except as set forth above, the Company shall have no right to prepay this Note, in whole or in part, prior to the applicable Maturity Date.

          (b) Repayment upon Occurrence of Designated Event. Upon the occurrence of one or more Designated Events, the Company shall pay to the Investor an amount equal to the entire outstanding principal amount of this Note, plus accrued and unpaid interest and any other amounts payable hereunder. A "DESIGNATED EVENT" shall mean any of the following:

               (i) any acquisition by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), of effective control (whether through legal or beneficial ownership, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of Baywood International; or

               (ii)     any  merger  or  consolidation  or  merger  of  Baywood
     International or any subsidiary of Baywood International in one or a series of related transactions with or into another entity as a result of which Baywood International ceases to be exist or as a result of which the Common Stock ceases to be a class of securities registered under the Exchange Act, other than (1) a merger solely for the purpose of changing Baywood International's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity and (2) a merger or consolidation pursuant to which holders of Baywood International's capital stock immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all shares of the capital stock entitled to vote generally in elections of directors of the continuing or surviving entity immediately after giving effect to such issuance; or

               (iii) any sale, lease, license or other disposition of all or substantially all of the assets, or any substantial asset, of Baywood
     International  in  one  or  a  series  of  transactions;  or

               (iv) any execution by Baywood International of an agreement to which Baywood International is a party or by which it is bound, providing for any of the events set forth in clause (i), (ii) or (iii) of this Section 2(b); or

               (v) any liquidation, dissolution or winding up of Baywood International or Baywood Acquisition, whether involuntary or involuntary.

     Section  3.     Defaults.

     The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Note:

          (a) The Company shall fail to pay when due (i) any principal or interest payment hereof or (ii) any other payment required under the terms of this Note, and such payment shall not have been made within five
     (5)  days  after  written  notice  thereof  is delivered to the Company; or

          (b) The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 3(a)) and such failure shall continue for twenty (20) business days after written notice thereof is delivered to the Company; or

          (c) Any representation or warranty contained in this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

          (d) Either Baywood International or Baywood Acquisition shall (i) fail to make any payment when due under the terms of any bond, debenture, note, other evidence of indebtedness or preferred security to be paid by it(excluding this Note, which default is addressed by Section 3(a) above, but including any other evidence of indebtedness of Baywood International and Baywood Acquisition to the Investor) and such failure shall continue beyond any period of grace provided with respect thereto, or
     (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note, other evidence of indebtedness or preferred security, and the effect of such failure or default set forth in (i) or (ii) above is to cause, or permit the holder thereof to cause, amounts in an aggregate amount of One Hundred Thousand
     Dollars  ($100,000)  or more to become due prior to its stated due date; or

          (e) Either Baywood International or Baywood Acquisition shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (f) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Baywood International or Baywood Acquisition or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Baywood International or Baywood Acquisition or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within forty-five (45) days of commencement; or

          (g) One or more judgments for the payment of money in an amount in excess of One Hundred Thousand Dollars ($100,000) in the aggregate, outstanding at any one time, shall be rendered against Baywood International or Baywood Acquisition and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Baywood International or Baywood Acquisition and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy.

     Section  4.     Rights  of  Investor  Upon  Default.

          Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 3(f) or 3(g) hereof) and at any time thereafter during the continuance of such Event of Default, the Investor may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 3(f) or 3(g) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Investor may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

     Section  5.     Joint  and  Several  Obligations;  Defenses.

          Baywood International and Baywood Acquisition are jointly and severally liable to the Investor with respect to all obligations under this Note, and each of them hereby waives any right to require the Investor to proceed against either one of them. The Investor may, in its sole discretion, elect to proceed against Baywood International or Baywood Acquisition, or both of them, to enforce its rights hereunder. The obligations of the Company under this Note shall not be subject to set-off, counterclaim or recoupment for any reason.

     Section  6.     Exchange  or  Replacement  of  Notes.

          (a) The Investor may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of Baywood International, and receive in exchange therefore, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Investor may designate in writing.

          (b) Upon receipt by the Company of reasonable evidence of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

     Section  7.     Attorneys'  and  Collection  Fees.

          In the event of any default or failure by the Company to comply with any covenant, obligation, condition or agreement contained in this Note (including an Event of Default), the Company agrees to pay all of Investor's reasonable attorneys' and other fees and expenses incurred with respect to enforcing Investor's rights hereunder.

     Section  8.     Waivers.

          The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Investor in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Investor and then only to the extent set forth therein.

     Section  9.     Representations  by  Baywood  International  and  Baywood
Acquisition.

          Each of Baywood International and Baywood Acquisition hereby represents and warrants to the Investor that (a) it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) the execution, delivery and performance by it of this Note
(i) requires no action by or in respect of, consent or approval of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other person or entity, (ii) does not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of its articles or certificate of incorporation or its By-laws, (iii) subject to the execution of the Subordination Agreement described below, will not result in a violation or breach of (or give rise to any right of termination, revocation, cancellation or acceleration under or increased payments under), or constitute a default (with or without due notice or lapse of time or both) under, or result in the creation of any lien, mortgage, charge, encumbrance or security interest of any kind upon any of its properties or assets under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, obligation, instrument, offer, commitment, understanding or other arrangement or of any license, waiver, exemption, order, franchise, permit or concession to which it is a party or by which any of its properties or assets may be bound, and (iv) does not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, any judgment, order, decree, statute, law, regulation or rule applicable to it, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regularity body, instrumentality, authority, agency, or official or any agreement, document or instrument to which it is a party or by which it or any of its property or assets is bound or to which it or any of its property or assets is subject, and (c) this Note constitutes the legal, valid and binding obligation of each of Baywood
International and Baywood Acquisition and is enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding equity or at law.)

     Section  10.     Ranking.

          This Note is a subordinated and junior in right of payment to the Company's indebtedness to Vineyard Bank N.A. ("VINEYARD"), pursuant to a Subordination Agreement among the Company, the Investor and Vineyard and entered into concurrent with the issuance of this Note.

     Section  11.     Amendments.

          This Note may not be amended without the express written consent of both Baywood International and the Investor.

     Section  12.     Governing  Law.

          All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

     Section  13.     Successors  and  Assigns.

          The rights and obligations of the Company and the Investor under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Investor.

     Section  14.     Notices.

          All notices, requests, demands and other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth below or such other address as such party may hereafter specify by notice to the other party listed below:

          (a)     If to the Company:    Baywood International, Inc.
                                        14950 North 83rd Plaza
                                        Suite 1
                                        Scottsdale, Arizona 85260
                                        Attention: President

          (b)     If to the Investor:   O. Lee Tawes, III
                                        c/o Northeast Securities, Inc.
                                        100 Wall Street, NY, NY 10005

Each such notice, request, demand or other communication shall be effective when delivered at the address specified in this Section 14. Further, any notice, request, demand or other communication to either Baywood International or Baywood Acquisition, or both of them, shall be effective if delivered to the person noted in clause (a) above.

     Section  15.     Entire  Agreement.

          This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereto and thereof.

     Section  16.     Headings.

          The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.


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                                        7

     IN WITNESS WHEREOF, each of Baywood International and Baywood Acquisition has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

                                        BAYWOOD INTERNATIONAL, INC.
Date:  March 30, 2007

                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                        Name:  Neil Reithinger
                                        Title: President & C.E.O.


                                        BAYWOOD ACQUISITION, INC.

                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                        Name:  Neil Reithinger
                                        Title: President

                                                                     $500,000.00

                           BAYWOOD INTERNATIONAL, INC.
                            BAYWOOD ACQUISITION, INC.

                                   10.0% NOTE

     Section 1.     General.

          FOR VALUE RECEIVED, BAYWOOD INTERNATIONAL, INC., a Nevada corporation ("BAYWOOD INTERNATIONAL"), and BAYWOOD ACQUISITION, INC., a Nevada corporation and a wholly owned subsidiary of Baywood International ("BAYWOOD ACQUISITION" and, together with Baywood International, the "COMPANY"), jointly and severally, hereby promises to pay to the order of John Talty, or his successors or assigns (the "INVESTOR"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS AND ZERO CENTS ($500,000.00)), together with interest thereon at a rate equal to ten percent (10%) per annum (a) computed on the basis of the actual number of days elapsed and a year of 360 days comprised of twelve 30 day months and (b) payable monthly in arrears by the Company to the Investor with the first payment of any accrued interest due and payable on April 30, 2007 and each subsequent interest payment due and payable on the last day of each calendar month commencing with May 2007.

          Except as earlier redeemed in accordance with Section 2(a), (i) $83,333.34 of the principal amount, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on February 28, 2008 (the "FIRST STATED MATURITY DATE") and (ii) any remaining unpaid principal amount, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on demand by Investor at any time after February 28, 2009 (the "SECOND STATED MATURITY DATE"; each of the First Stated Maturity Date and the Second Stated Maturity Date is referred to hereunder as a "MATURITY DATE"), provided that the entire unpaid principal amount, together with any unpaid and accrued interest and other amounts payable hereunder, shall be due and payable (1) upon the occurrence of a Designated Event (defined below) and (2) at any time as a result of, and following, an Event of Default in accordance with Section 3.

          All payments required to be made hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest shall accrue on the unpaid balance of the principal amount of this Note and any due and unpaid interest from and including the date hereof to, but excluding, the date on which the principal amount of, as well as any accrued and unpaid interest and other amounts under, this Note are paid in full.

          Concurrent with the issuance of this Note, Baywood International is issuing to the Investor five-year warrants to purchase shares of its common stock, $0.001 par value per share (the "COMMON STOCK").

     Section  2.     Redemption  and  Repayment  upon  Designated  Event.

          (a)     Optional  Redemption  by  the  Company.

               (i)     The  Company  may,  upon  the  closing  of  a  Qualified
     Financing (defined below), redeem this Note, in whole or in part, without premium or penalty, by paying to the Investor, upon five (5) business days' prior written notice to the Investor of its intent to redeem, of the date of such closing, an amount equal to one hundred percent (100%) of the principal amount of the portion of this Note being so redeemed, plus any accrued and unpaid interest on this Note and any other amounts due and payable hereunder. For purposes of this Note, "QUALIFIED FINANCING" shall mean the issuance of equity securities and/or securities convertible or exercisable into equity securities (other than in Baywood International's private placement of Units pursuant to the Amended and Restated Confidential Private Placement Memorandum dated March 12, 2007 and the concurrent Note Financing and Bank Financing defined and described therein) in which gross proceeds to Baywood International and its affiliates are equal to or greater than $4,000,000.

               (ii) At any time after March 1, 2008, the Company may redeem this Note, in whole or in part, without premium or penalty, upon giving to the Investor at least two (2) business days prior written notice of intent to redeem, by paying to the Investor an amount equal to one hundred percent (100%) of the principal amount of the portion of this Note being so redeemed, plus any accrued and unpaid interest on this Note and any other amounts due and payable hereunder.

          Except as set forth above, the Company shall have no right to prepay this Note, in whole or in part, prior to the applicable Maturity Date.

          (b) Repayment upon Occurrence of Designated Event. Upon the occurrence of one or more Designated Events, the Company shall pay to the Investor an amount equal to the entire outstanding principal amount of this Note, plus accrued and unpaid interest and any other amounts payable hereunder. A "DESIGNATED EVENT" shall mean any of the following:

               (i) any acquisition by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), of effective control (whether through legal or beneficial ownership, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of Baywood International; or

               (ii)     any  merger  or  consolidation  or  merger  of  Baywood
     International or any subsidiary of Baywood International in one or a series of related transactions with or into another entity as a result of which Baywood International ceases to be exist or as a result of which the Common Stock ceases to be a class of securities registered under the Exchange Act, other than (1) a merger solely for the purpose of changing Baywood International's jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity and (2) a merger or consolidation pursuant to which holders of Baywood International's capital stock immediately prior to such transaction have the right to exercise, directly or indirectly, 50% or more of the total voting power of all shares of the capital stock entitled to vote generally in elections of directors of the continuing or surviving entity immediately after giving effect to such issuance; or


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
               (iii) any sale, lease, license or other disposition of all or substantially all of the assets, or any substantial asset, of Baywood
     International  in  one  or  a  series  of  transactions;  or

               (iv) any execution by Baywood International of an agreement to which Baywood International is a party or by which it is bound, providing for any of the events set forth in clause (i), (ii) or (iii) of this Section 2(b); or

               (v) any liquidation, dissolution or winding up of Baywood International or Baywood Acquisition, whether involuntary or involuntary.

     Section  3.     Defaults.

     The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Note:

          (a) The Company shall fail to pay when due (i) any principal or interest payment hereof or (ii) any other payment required under the terms of this Note, and such payment shall not have been made within five
     (5)  days  after  written  notice  thereof  is delivered to the Company; or

          (b) The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 3(a)) and such failure shall continue for twenty (20) business days after written notice thereof is delivered to the Company; or

          (c) Any representation or warranty contained in this Note shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

          (d) Either Baywood International or Baywood Acquisition shall (i) fail to make any payment when due under the terms of any bond, debenture, note, other evidence of indebtedness or preferred security to be paid by it(excluding this Note, which default is addressed by Section 3(a) above, but including any other evidence of indebtedness of Baywood International and Baywood Acquisition to the Investor) and such failure shall continue beyond any period of grace provided with respect thereto, or
     (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note, other evidence of indebtedness or preferred security, and the effect of such failure or default set forth in (i) or (ii) above is to cause, or permit the holder thereof to cause, amounts in an aggregate amount of One Hundred Thousand
     Dollars  ($100,000)  or more to become due prior to its stated due date; or

          (e) Either Baywood International or Baywood Acquisition shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

          (f) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Baywood International or Baywood Acquisition or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Baywood International or Baywood Acquisition or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within forty-five (45) days of commencement; or

          (g) One or more judgments for the payment of money in an amount in excess of One Hundred Thousand Dollars ($100,000) in the aggregate, outstanding at any one time, shall be rendered against Baywood International or Baywood Acquisition and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Baywood International or Baywood Acquisition and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy.

     Section  4.     Rights  of  Investor  Upon  Default.

          Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 3(f) or 3(g) hereof) and at any time thereafter during the continuance of such Event of Default, the Investor may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 3(f) or 3(g) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Investor may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

     Section  5.     Joint  and  Several  Obligations;  Defenses.

          Baywood International and Baywood Acquisition are jointly and severally liable to the Investor with respect to all obligations under this Note, and each of them hereby waives any right to require the Investor to proceed against either one of them. The Investor may, in its sole discretion, elect to proceed against Baywood International or Baywood Acquisition, or both of them, to enforce its rights hereunder. The obligations of the Company under this Note shall not be subject to set-off, counterclaim or recoupment for any reason.

     Section  6.     Exchange  or  Replacement  of  Notes.

          (a) The Investor may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of Baywood International, and receive in exchange therefore, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Investor may designate in writing.

          (b) Upon receipt by the Company of reasonable evidence of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 6 shall be dated as of the date of this Note.

     Section  7.     Attorneys'  and  Collection  Fees.

          In the event of any default or failure by the Company to comply with any covenant, obligation, condition or agreement contained in this Note (including an Event of Default), the Company agrees to pay all of Investor's reasonable attorneys' and other fees and expenses incurred with respect to enforcing Investor's rights hereunder.

     Section  8.     Waivers.

          The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Investor in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Investor and then only to the extent set forth therein.

     Section  9.     Representations  by  Baywood  International  and  Baywood
Acquisition.

          Each of Baywood International and Baywood Acquisition hereby represents and warrants to the Investor that (a) it is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) the execution, delivery and performance by it of this Note
(i) requires no action by or in respect of, consent or approval of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other person or entity, (ii) does not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of its articles or certificate of incorporation or its By-laws, (iii) subject to the execution of the Subordination Agreement described below, will not result in a violation or breach of (or give rise to any right of termination, revocation, cancellation or acceleration under or increased payments under), or constitute a default (with or without due notice or lapse of time or both) under, or result in the creation of any lien, mortgage, charge, encumbrance or security interest of any kind upon any of its properties or assets under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, contract, agreement, obligation, instrument, offer, commitment, understanding or other arrangement or of any license, waiver, exemption, order, franchise, permit or concession to which it is a party or by which any of its properties or assets may be bound, and (iv) does not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, any judgment, order, decree, statute, law, regulation or rule applicable to it, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regularity body, instrumentality, authority, agency, or official or any agreement, document or instrument to which it is a party or by which it or any of its property or assets is bound or to which it or any of its property or assets is subject, and (c) this Note constitutes the legal, valid and binding obligation of each of Baywood
International and Baywood Acquisition and is enforceable against it in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding equity or at law.)

     Section  10.     Ranking.

          This Note is a subordinated and junior in right of payment to the Company's indebtedness to Vineyard Bank N.A. ("VINEYARD"), pursuant to a Subordination Agreement among the Company, the Investor and Vineyard and entered into concurrent with the issuance of this Note.

     Section  11.     Amendments.

          This Note may not be amended without the express written consent of both Baywood International and the Investor.

     Section  12.     Governing  Law.

          All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "NEW YORK COURTS"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

     Section  13.     Successors  and  Assigns.

          The rights and obligations of the Company and the Investor under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Investor.

     Section  14.     Notices.

          All notices, requests, demands and other communications to any party hereunder shall be in writing and shall be given to such party at its address set forth below or such other address as such party may hereafter specify by notice to the other party listed below:

          (a)     If to the Company:    Baywood International, Inc.
                                        14950 North 83rd Plaza
                                        Suite 1
                                        Scottsdale, Arizona 85260
                                        Attention: President

          (b)     If to the Investor:   John Talty
                                        c/o Seix Advisors
                                        10 Upper Saddle River, NJ 07458

Each such notice, request, demand or other communication shall be effective when delivered at the address specified in this Section 14. Further, any notice, request, demand or other communication to either Baywood International or Baywood Acquisition, or both of them, shall be effective if delivered to the person noted in clause (a) above.

     Section  15.     Entire  Agreement.

          This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereto and thereof.

     Section  16.     Headings.

          The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

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
     IN WITNESS WHEREOF, each of Baywood International and Baywood Acquisition has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

                                        BAYWOOD INTERNATIONAL, INC.
Date:  March 30, 2007

                                        By:  /s/ Neil Reithinger
                                             ------------------------------
                                        Name:  Neil Reithinger
                                        Title: President & C.E.O.


                                        BAYWOOD ACQUISITION, INC.

                                        By:  /s/ Neil Reithiner
                                             ------------------------------
                                        Name:  Neil Reithinger
                                        Title: President


                                       8